UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2009

ST. LAWRENCE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-23266	38-3717938
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2370 Watson Court, Suite 110
Palo Alto, CA 94303
(Address of principal executive office)

(650) 384-0333
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 12, 2009, St. Lawrence Energy Corp. (the “Company”) issued a press release announcing the entering into a manufacturing agreement.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.  Unless otherwise required by law.  The Company disclaims any obligation to release publicly any updates or any changes to its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. LAWRENCE ENERGY CORP.
Date:  May 12, 2009

By:  /s/ W. Benjamin Garst, Jr.

CEO and CFO